SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       12/25/02


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        12/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D      12/25/02


GMACM Mortgage Loan Trust
  Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      December 25, 2002

DISTRIBUTION SUMMARY


        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution
A	440,703,000.00	301,862,877.47	21,966,289.31
M-1	16,322,000.00	16,322,000.00	0.00
M-2	4,664,000.00	4,664,000.00	0.00
B	4,663,000.00	4,663,000.00	0.00
R	0.00		0.00		0.00
Totals	466,352,000.00	327,511,877.47	21,966,289.31












     Pass-Through Rate    Interest Distribution
A	2.3		578,570.52
M-1	2.7		36,724.50
M-2	3.3		12,826.00
B	3.9		15,154.75
R	0		1,175,950.20
Totals			1,819,225.97








            Ending Balance
A	279,896,588.16
M-1	16,322,000.00
M-2	4,664,000.00
B	4,663,000.00
R	0.00
Totals	305,545,588.16








     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional
				                        Balance
A	36185NRS1	49.84374808	1.312835436	635.1138707
M-1	36185NRT9	0		2.25		1000
M-2	36185NRU6	0		2.75		1000
B	36185NRV4	0		3.25		1000
R			0		0		0
Totals			47.10238041	3.900971734	655.18



Group 1
Cut-Off Date Balance						466,389,434.21
Beginning Aggregate Pool Stated Principal Balance		334,507,158.56
Ending Aggregate Pool Stated Principal Balance			312,540,869.25
Beginning Aggregate Certificate Stated Principal Balance	327,511,877.47
Ending Aggregate Certificate Stated Principal Balance		305,545,588.16
Beginning Aggregate Loan Count					2334
Loans Paid Off or Otherwise Removed Pursuant to PSA		115
Ending Aggregate Loan Count					2219
Beginning Weighted Average Loan Rate (WAC)			7.25%
Ending Weighted Average Loan Rate (WAC)				7.26%
Beginning Net Weighted Average Loan Rate			6.75%
Ending Net Weighted Average Loan Rate				6.76%
Weighted Average Maturity (WAM) (Months)			209
Servicer Advances						0
Aggregate Pool Paid-in-fulls					21,298,239.60
Aggregate Pool Curtailment Principal				230,031.49
Pool Prepayment Rate						55.0380 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall	17,383.96
Compensation for Gross PPIS from Servicing Fees	17,383.96
Other Gross PPIS Compensation			0.00
Total Net PPIS (Non-Supported PPIS)		0


Master Servicing Fees Paid	121,994.32
Total Fees			121,994.32

	Delinquency Information

Group 1

Delinquency			30-59 Days	60-89 Days	90-179 Days
Scheduled Principal Balance	10,714,828.52	4,848,269.37	4,244,665.91
180+ Days  	Totals
1,384,577.70	21,192,341.50
				30-59 	60-89   90-179	180+ 	Totals
Percentage of Total Pool Bal 	3.43%	1.55%	1.36%	0.44%	6.78%
Number of Loans			89	31	26	12	158
Percentage of Total Loans	4.01%	1.40%	1.17%	0.54%	7.12%

Foreclosure
Scheduled Principal Balance	0	0	0	0.00	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0	0	0	0.00	0
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans					0
Percentage of Total Pool Balance				0.00%
Current Realized Losses						0
Additional Gains	(Recoveries)/Losses			0
Total Realized Losses						0


Subordination/Credit	Enhancement	Information

Credit Support			Original	Current
Class A				466,352,000.00	305,545,588.16
Class A Percentage		100.00%		100.00%





OVERCOLLATERALIZATION	INFORMATION

Target Overcollaterlization Amount				6,995,281.09
Ending OverCollateralization	Amount				6,995,281.09
OverCollateralization	Defiency Amount				0
OverCollateralization	Release Amount				0

CASHFLOW ADJUSTMENTS

OTHER PRINCIPAL		823.73






        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Loan Trust
  Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA